EXHIBIT 10.2

ENTRAVISION COMMUNICATIONS CORPORATION

2023 INDUCEMENT PLAN

1.
Purpose and Effective Date.
(a)
Purpose. The Entravision Communications Corporation 2023 Inducement Plan is intended to enable the Company to grant equity awards to induce highly-qualified prospective officers and employees who are not currently employed by the Company or its Subsidiaries to accept employment and provide them with incentives to increase stockholder value.
(b)
Effective Date. This Plan will become effective immediately on the date that the Board adopts the Plan.
2.
Definitions. Capitalized terms used in this Plan have the following meanings:
(a)
“Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.
(b)
“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or Dividend Equivalent Units.
(c)
“Award Agreement” means a written agreement, contract, or other instrument or document evidencing the grant of an Award in such form as the Committee determines.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Change of Control” means the occurrence of any one of the following events:
(i)
the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;
(ii)
the sale, transfer or other disposition of all or substantially all of the Company’s assets;
(iii)
a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or
(iv)
any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, with respect to an Award that is or may be considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” herein shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of complying with the requirements of Code Section 409A.

(f)
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(g)
“Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).
(h)
“Company” means Entravision Communications Corporation, a Delaware corporation, or any successor thereto.
(i)
“Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(j)
“Disability” has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.
(k)
“Disinterested Persons” means the non-employee directors of the Company within the meaning of Rule 16b-3 as promulgated under the Exchange Act.
(l)
“Dividend Equivalent Unit” means the right to receive a payment equal to the cash dividends paid with respect to a Share.
(m)
“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(n)
“Fair Market Value” means, per Share on a particular date, (i) if the Stock is listed for trading on the New York Stock Exchange, the last reported sales price on the date in question as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, the last reported sales price on the date in question on the principal national securities exchange on which the Stock is listed or admitted to trading, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (iii) if the Stock is not listed or admitted to trading on any national securities exchange, the last sales price on the date in question in the over-the-counter market reported by such reporting system as is then in use, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (iv) if on any such date the Stock is not reported on any such system, the last sales price on the date in question as furnished by a professional market making a market in the Stock selected by the Board for the date in question, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date no market maker is making a market in the Stock, the price as determined in good faith by the Committee.
(o)
“Option” means the right to purchase Shares at a specified price during a specified period of time.
(p)
“Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.
(q)
“Performance Goals” means any goals the Committee establishes that relate to one or more of the following for such period as the Committee specifies:
(i)
Revenue;
(ii)
Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);
(iii)
Income before income taxes and minority interests;
(iv)
Operating income;
(v)
Pre- or after-tax income;
(vi)
Average accounts receivable;
(vii)
Cash flow;
(viii)
Cash flow per share;
(ix)
Net earnings;
(x)
Basic or diluted earnings per share;
(xi)
Return on equity;
(xii)
Return on assets;
(xiii)
Return on capital;
(xiv)
Growth in assets;
(xv)
Economic value added;
(xvi)
Share price performance;
(xvii)
Total stockholder return;
(xviii)
Improvement or attainment of expense levels;
(xix)
Market share or market penetration; and/or
(xx)
Business expansion, and/or acquisitions or divestitures.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The Committee may establish other Performance Goals not listed in this Plan.

(r)
“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.
(s)
“Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.
(t)
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.
(u)
“Plan” means this Entravision Communications Corporation 2023 Inducement Plan, as may be amended from time to time.
(v)
“Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.
(w)
“Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.
(x)
“Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.
(y)
“Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.
(z)
“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(aa)
“Share” means a share of Stock.
(bb)
“Stock” means the Class A common stock of the Company.
(cc)
“Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(dd)
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.
3.
Administration.
(a)
Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the

manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.
(b)
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.
4.
Eligibility. Employees to whom the Company may issue securities without stockholder approval in accordance with the requirements for employment inducement awards under §303A.08 of the New York Stock Exchange Listed Company Manual are eligible to be granted Awards under this Plan, subject to the limitations described herein.
5.
Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects. Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.
6.
Shares Reserved under this Plan.
(a)
Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 2,000,000 Shares are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards.
(b)
Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a). In addition, if Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award or the withholding taxes due as a result of the issuance or receipt of a payment or Shares under an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a).
7.
Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:
(i)
The number of Shares subject to the Option.

(ii)
The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).
(iii)
The terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals or may provide for an acceleration of the exercisability upon the Participant’s death, Disability or Retirement.
(iv)
The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant.
(v)
The exercise period following a Participant’s termination of employment or service.

Options granted pursuant to this Plan are not intended to satisfy the requirements for “incentive stock options” within the meaning of Code Section 422.

8.
Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:
(a)
Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.
(b)
The number of Shares to which the SAR relates.
(c)
The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.
(d)
The terms and conditions of exercise or maturity, which may include a provision that accelerates the exercisability of the SAR upon the Participant’s death, Disability or Retirement. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.
(e)
The term, provided that an SAR must terminate no later than 10 years after the date of grant.
(f)
Whether the SAR will be settled in cash, Shares or a combination thereof.

9.
Performance Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:
(a)
The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.
(b)
One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award.
(c)
Whether all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement.
(d)
With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.

Unless otherwise provided by the Committee, a Participant shall not be entitled to, and shall agree to waive or otherwise surrender, any rights to receive dividends or dividend equivalents paid with respect to Performance Shares or Performance Units valued in Shares until after the Performance Shares or Performance Units have been earned.

10.
Restricted Stock and Restricted Stock Unit Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:
(a)
The number of Shares and/or units to which such Award relates.
(b)
The period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies.
(c)
Whether all or any portion of the restrictions or vesting schedule imposed on the Award will lapse or be accelerated upon a Participant’s death, Disability or Retirement.
(d)
With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.
(e)
With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.
(f)
Whether dividends paid with respect to an Award of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.
11.
Dividend Equivalent Units. Subject to the terms and conditions of this Plan, the Committee will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether such Award will be granted in tandem with another Award, and the form, timing and conditions of payment.

12.
Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer an Award.
13.
Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)
Term of Plan. This Plan will remain in effect until it is terminated by the Board.
(b)
Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time.
(c)
Amendment, Modification or Cancellation of Awards. Except as provided in Section 13(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 16(a) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.
(d)
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 13 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)
Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 15, neither the Committee nor any other person may decrease the exercise or grant price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Shares subject to such Option or SAR at the time of cancellation over the exercise or grant price for such Shares) or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.
(f)
Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

(g)
Recoupment. Any Awards granted pursuant to the Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies in effect on the date such Award was granted and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.
14.
Taxes.
(a)
Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.
(b)
Use of Shares to Satisfy Tax Withholding. The Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.
(c)
No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be obligated to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
15.
Adjustment Provisions; Change of Control.
(a)
Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 15(c), the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then (A) such payment shall be at least as favorable to the holder as the amount the holder could have received in respect of such Award under Section 15(c) and (B) from and after the Change of Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this subsection (a). However, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 15(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.
(b)
Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
(c)
Change of Control.
(i)
The Committee may specify, either in an Award Agreement or at the time of a Change of Control, whether an outstanding Award shall become vested and/or payable, in whole or in part, as a result of a Change of Control.
(ii)
If, in connection with the Change of Control, the Options and SARs issued under the Plan are not assumed, or if substitute Options and SARs are not issued, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise of the Option or SAR that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then (1) each holder of an Option or SAR that is outstanding as of the date of the Change of Control who is an employee of the Company or any Subsidiary shall have the right, and (2) the Committee, in its sole discretion, may grant to a holder of an Option or SAR that is outstanding as of the date of the Change of Control who is not an employee of the Company or any Subsidiary the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.
(iii)
If, in connection with the Change of Control, the Shares issued to a Participant as a result of the accelerated vesting or payment of a Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award, Performance Unit Award or Dividend Equivalent Award under this subsection (c) are not registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of such Shares shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.
16.
Miscellaneous.
(a)
Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:
(i)
one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));
(ii)
the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;
(iii)
conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;
(iv)
the automatic grant of a new Option (the “replenishment Option”) to a Participant who pays the exercise price of an existing Option in Shares; provided that the replenishment Option shall cover only that number of Shares that is used to pay the exercise price and shall expire at the same time as the original Option to which it relates;
(v)
restrictions on resale or other disposition of Shares, including imposition of a retention period; and
(vi)
compliance with federal or state securities laws and stock exchange requirements.
(b)
Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:
(i)
a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;
(ii)
a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)
a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv)
a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(d)
Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.
(e)
Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges, including, without limitation, requirements applicable to employment inducement awards under §303A.08 of the New York Stock Exchange Listed Company Manual.
(f)
Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.
(g)
Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(h)
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.
(i)
Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award

Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

Date Adopted by the Board of Directors: June 19, 2023